                                                                    EXHIBIT 10.2
                                                                    ------------

                         CORNUCOPIA NATURAL FOODS, INC.

                         EMPLOYEE STOCK OWNERSHIP TRUST
                         ------------------------------


     THIS TRUST AGREEMENT, effective the 1st day of November, 1988, is made by and between Cornucopia Natural Foods, Inc., a corporation organized and existing under the laws of Rhode Island (hereinafter referred to as the "Company"), and Norman Cloutier, Steven Townsend, and Daniel Atwood (hereinafter the "Trustees").

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, the Company adopted the Cornucopia Natural Foods, Inc. Employee Stock Ownership Plan (hereinafter the "Plan") for certain of its employees effective November 1, 1988; and

     WHEREAS, the Plan provides for contributions to the trustee to be held for the exclusive benefit of participants in the Plan and their beneficiaries after the payment of the reasonable expenses of administering the Plan; and

     WHEREAS, the Company desires the Trustees to act as said trustee and to hold the Trust Fund in trust and otherwise to administer the Trust Fund pursuant to the terms hereof and of the Plan;

     NOW THEREFORE, in consideration of the premises and mutual and dependent promises herein, the parties hereto covenant and agree as follows:

                                   ARTICLE I
                             Establishment of Trust
                             ----------------------

     Section 1.01  The Trustees shall receive and hold, in trust (hereinafter
     ------------
the "Trust"), any contributions, in cash or other property acceptable to them, received from the Company, any participant in the Plan or any trust qualified under section 401 of the Internal Revenue Code of 1986, as amended (hereinafter the "Code"), pursuant to the terms of the Plan, which contributions, together with the income and gains therefrom, shall constitute the Trust Fund.

     Section 1.02  The Trustees shall hold, manage, invest and otherwise
     ------------
administer the Trust Fund pursuant to the terms of this Trust Agreement. The Trustees shall be responsible only for contributions actually received by them hereunder. The Trustees shall have no duty or authority to ascertain whether any contributions should be made to them pursuant to the Plan or to bring any action or proceeding to enforce any obligation to make any such contribution.

     Section 1.03  Notwithstanding anything to the contrary contained in the
     ------------
Plan or in this Trust Agreement or in any amendment, it shall be impossible at any time for any part of the Trust Fund to be used for or diverted to purposes other than the exclusive benefit of the participants and their beneficiaries or for any portion of the Trust Fund to revert to or become the property of the Company except in the event of failure to receive an initial determination of qualification as provided in
Section 7.03.

                                   ARTICLE II
                             Duties of The Company
                             ---------------------

     Section 2.01  The Company shall provide the Trustees with a certified copy
     ------------
of the Plan and with certified copies of all amendments thereto promptly upon their adoption. After the execution of this Trust Agreement, the Company shall promptly file with the Trustees a certified list of the names, specimen signatures and titles of any persons properly designated and authorized to exercise any discretionary authority, responsibility or control in the management or administration of the Plan or the Trust Fund or to render any investment advice for a fee or other compensation, including without limitation the members of any committee established under the Plan, and any member thereof authorized to act for it. The Company shall promptly notify the Trustees of the addition or deletion of any person's name to or from such list, respectively. Until receipt by the Trustees of notice that any person is no longer authorized so to act, the Trustees may continue to rely on the authority of such person. All certifications, notices and directions by any such person or persons to the Trustees shall be in writing signed by such person or persons. The Trustees may rely on any such certification, notice or direction purporting to have been signed by or on behalf of such person or persons that the

Trustees believes to have been signed thereby. The Trustees may rely on any certification, notice or direction of the Company that the Trustees believe to have been signed by a duly authorized officer or agent of the Company. The Company shall be responsible for keeping accurate books and records with respect to the employees of the Company, their compensation and their rights and interests in the Trust Fund.

     Section 2.02  The Company shall make its contributions to the Trust in
     ------------
accordance with appropriate corporate action, and shall deliver other contributions received by it as soon as practicable after the receipt thereof by it.

     Section 2.03  After the execution of this Trust Agreement, the Company
     ------------
shall promptly file with the Trustees a certified list of the names of each person who is a "party in interest" with respect to the Plan, as that term is defined in section 3(14) of the Employee Retirement Income Security Act of 1974, as amended from time to time (hereinafter the "Act"). The Company shall promptly notify the Trustees upon the addition or deletion of any person's name to or from such list, respectively.

                                  ARTICLE III

                Investment and Administration of The Trust Fund
                -----------------------------------------------

     Section 3.01
     ------------

     (a) The investment policy of the Plan and Trust shall be primarily to invest in and hold shares of common stock of the Company which are "qualifying employer securities" ("Shares") within the meaning of Section 409(l) and 4975(e)(8) of the Code, or any successor sections, for the exclusive benefit of the Participants and their Beneficiaries. The Trustees shall invest the Trust Fund primarily in Shares, and shall pay any indebtedness arising from any extension of credit to the Plan or the Trust obtained for the purposes of buying Shares ("Stock Obligations") out of assets of the Trust Fund in accordance with the documents governing such Stock Obligations and as instructed from time to time in writing by the Company. In connection with the acquisition of Shares, the Trustees may purchase newly issued or outstanding Shares from the Company or any other holders of Shares, including Participants and Beneficiaries. Investments in Shares shall be made only at the direction of the Company and the Trustees shall not be liable for following any such direction. Pursuant to
Section 13.4 of the Plan, the Trustees, at the direction of the Company, may incur Stock Obligations and the Trustees shall not be liable for following any such direction.

     (b) All purchases and sales of Shares shall be made by the Trustees at fair market value. Such purchases may be made with assets of the Trust Fund, with funds borrowed for this purpose (with or without guarantees of repayment to the lender), by installment payment contracts, or by any combination of the foregoing.

     (c) All Shares shall be voted by the Trustees in accordance with Article 9 of the Plan.

     Section 3.02  Except as provided in Sections 3.01 and 3.04, the Trustees
     ------------
shall discharge their duties hereunder with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. The Trustees shall not be liable in discharging their duties hereunder, including without limitation their duties to invest and reinvest the Trust Fund, if they act in good faith and in accordance with the terms of this Trust Agreement and any applicable federal or state laws, rules or regulations.

     Section 3.03  Except as provided in Sections 3.01 and 3.04 hereof and where
     ------------
expressly permitted by the Plan, the Trustees shall have the power in investing and reinvesting the Trust Fund in their sole discretion:

     (a) To invest and reinvest in any property, real, personal or mixed, wherever situated and whether or not productive of income or consisting of wasting assets, including without limitation, common and preferred stocks, bonds, notes, debentures (including convertible stocks and securities), leaseholds, mortgages, certificates of deposit or demand or time deposits, shares of investment companies and mutual funds, interests in partnerships and trusts, insurance policies and annuity contracts, and oil, mineral or gas properties, royalties, interests or rights, without being limited to the classes of property in which trustees are authorized to invest by any law or any rule of court of any state and without regard to the proportion any such property may bear to the entire amount of the Trust Fund;

     (b) To invest and reinvest all or any portion of the Trust collectively with funds of other trusts qualifying under Section 401 of the Code or through the medium of any other common, collective or commingled trust fund that may be established and maintained by any bank or trust company, the instrument or instruments establishing such trust fund or funds, as amended, being made part of this Trust so long as any portion of the Trust Fund shall be invested through the medium thereof;

     (c) Subject to subsection (a) of this Section 3.03, to retain any Property at any time received by the Trustees;

     (d) To sell or exchange any property held by them at public or private sale, for cash or on credit, to grant and exercise options for the purchase or exchange thereof, to exercise all conversion or subscription rights pertaining to any such property and to enter into any covenant or agreement to purchase any property in the future;

     (e) To participate in any plan of reorganization, consolidation, merger, combination, liquidation or other similar plan relating to property held by them and to consent to or oppose any such plan or any action thereunder or any contract, lease, mortgage, Purchase, sale or other action by any person;

     (f) To deposit any property held by them with any protective, reorganization or similar committee, to delegate discretionary power thereto, and to pay part of the expenses and compensation thereof and any assessments levied with respect to any such Property so deposited;

     (g) To extend the time of payment of any obligation held by them;

     (h) To hold uninvested any monies received by them, without liability for interest thereof, until such monies shall be invested, reinvested or disbursed;

     (i) To exercise all voting or other rights with respect to any property held by them and to grant proxies, discretionary or otherwise;

     (j) To cause any property held by them to be registered and held in the name of one or more nominees, with or without the addition of words indicating that such securities are held in a fiduciary capacity, and to hold securities in bearer form;

     (k) To settle, compromise or submit to arbitration any claims, debts or damages due or owing to or from the Trust, respectively, to commence or defend suits or legal proceedings in any court or before any other body or tribunal; provided, however, that the Trustees shall not be required to take any such action unless they shall have been indemnified by the Bank to their reasonable satisfaction against liability or expenses they might incur therefrom;

     (l) For the purposes of the Trust, to borrow money from others, to issue them Promissory note or notes therefor, and to secure the repayment thereof by pledging any property held by them;

     (m) To organize under the laws of any state a corporation or trust for the purpose of acquiring and holding title to any property which they are authorized to acquire hereunder and to exercise with respect thereto any or all of the powers set forth herein;

     (n) To manage, administer, operate, insure, repair, improve, develop, preserve, mortgage, lease or otherwise deal with, for any period, any real property or any oil, mineral or gas Properties, royalties, interests or rights held by them directly or through any corporation, either alone or by joining with others, using other Trust assets for any such purposes, to modify, extend, renew, waive or otherwise adjust any provision of any such mortgage or lease and to make provision for amortization of the investment in or depreciation of the value of such property;

     (o) To employ suitable agents and counsel, who may be counsel to the Bank, and to pay their reasonable expenses and compensation; and

     (p) Generally, to do all acts, whether or not expressly authorized, that the Trustees may deem necessary or desirable for the protection of the Trust Fund.

     Section 3.04  If (1) a registered investment adviser under the Investment
     ------------
Advisers Act of 1940, (2) a bank, as defined in that Act, or (3) an insurance company qualified to perform investment management services under the laws of more than one state is duly appointed an "Investment Manager" with respect to the Plan, as that term is defined in Section 3(38) of the Employee Retirement Income Security Act of 1974, as amended from time to time (hereinafter "ERISA"), with the power to direct the investment and reinvestment of all or part of the Trust Fund, the Investment Manager shall, unless its appointment provides otherwise, have the Power to direct the Trustees in the exercise of the powers described in paragraphs (a) through (P) inclusive of Section 3.03 hereof with respect to all or part of the Trust Fund, as the case may be, and the Trustees shall, upon receipt of a copy of the Investment Manager's appointment and written acknowledgment of such appointment, satisfactory in form to the Trustees, exercise such powers as directed in writing by the Investment Manager, unless it knows that such direction is a breach of the Investment Manager's duty to act with care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

     If a registered investment adviser under the Investment Advisers Act of 1940 has not been so appointed, the Trustees shall have full authority to invest and reinvest the Trust Fund and shall not be required to follow the directions of any other Person, including without limitation the Bank, its Board of Directors, or any committee, notwithstanding any provision in the Plan to the contrary. Notwithstanding the foregoing, the Trustees shall follow any direction of the Bank to invest up to 100% of the Trust Fund in stock of the Bank.

     Section 3.05  No person dealing with the Trustees shall be under any
     ------------
obligation to see to the proper application of any money paid or property delivered to the Trustees or to inquire into the Trustees' authority as to any transaction.

     Section 3.06  The Trustees shall distribute cash or Property (and shall
     ------------
stop such distributions) from the Trust Fund at such time or times, to such person or persons, including a paying agent or agents designated by the Company or the Company as paying agent, and for such purposes, as the Company shall direct in writing. Any cash or property so distributed to any paying agent shall be held in trust by such payee until disbursed in accordance with the Plan. Upon written direction by the Company, the Trustees shall distribute that part of the Trust Fund specified in such direction to any other trust established for the purpose of funding benefits under the Plan or under any other plan, qualifying under Section 401 of the Code, established for the benefit of the Participants in the Plan or their beneficiaries by the Company or any successor or transferee thereof.

     In directing the Trustees to make any such distribution (or to stop any such distribution), the Company shall follow the provisions of the Plan and, except as provided in Section 7.03 hereof, shall not direct that any payment be made, either during the existence or upon the discontinuance of the Plan, that would cause any part of the Trust Fund to be used for or diverted to purposes other than the exclusive benefit of the participants in the Plan and their beneficiaries after defraying reasonable expenses of administering the Plan, pursuant to the provisions of the Plan.

Any written direction of the Company shall constitute a certification that the distribution so directed is one that the Company is authorized to direct, and the Trustees need not make any further investigation.

     The Trustees may make any distribution required hereunder by mailing their check for the specified amount, or delivering the specified property, to the person to whom such distribution or payment is to be made, at such address as may have been last furnished to the Trustees, or if no such address shall have been so furnished, to such person in care of the Company, or (if so directed by the Company) by crediting the account of such person or by transferring funds to such person's account by bank or wire transfer.

     Section 3.07  To the extent permitted by law, the Company shall indemnify
     ------------
and save harmless the Trustees from and against any and all claims, loss, damages, expenses (including reasonable counsel fees) and liabilities (including reasonable amounts paid in settlement with the Company's approval) to which the Trustees may be subjected by reason of any act done or omitted to be done except where the same is finally adjudicated to be due to willful misconduct or neglect of the Trustees.

                                   ARTICLE IV

                  Taxes, Expenses and Compensation of Trustee
                  -------------------------------------------

     Section 4.01  The Trustees shall pay out of the Trust Fund any federal,
     ------------
state or local taxes on the Trust Fund, or any part thereof, or the income therefrom, or which the Trustees are required to pay with respect to the interest of any person therein.

     Section 4.02  The Trustees may be paid their reasonable expenses for the
     ------------
management and administration of the Trust Fund, including without limitation reasonable expenses of counsel and other agents employed by the Trustees, and reasonable compensation for their services as Trustees hereunder, the amount of which shall be agreed upon from time to time by the Company and the Trustees in writing. Such expenses and compensation shall be paid by the Company, or with the consent of the Company, from the Trust Fund.

                                   ARTICLE V

                               Accounts - Reports
                               ------------------

     Section 5.01  The Trustees shall keep books of accounts that show all their
     ------------
receipts and disbursements hereunder. The books of account of the Trustees with respect to the Trust Fund shall be open to inspection by the Company, or its representatives, at all reasonable times during normal business hours of the Trustees and may be audited not more frequently than once each fiscal year by an independent certified public accountant engaged by the Company.

     Section 5.02  Within ninety (90) days of the close of each fiscal year of
     ------------
the Company, or of any termination of the duties of the Trustees hereunder, the Trustees shall prepare and deliver to the Company an account of their acts and transactions as Trustees during such fiscal year or during such period from the close of the last fiscal year to the termination of their duties, respectively, including a statement of the then current value of the Trust Fund. Any such account shall be deemed accepted and approved by the Company, and the Trustees shall be relieved and discharged, as if such account had been settled and allowed by a judgment or decree of a court of competent jurisdiction, unless protested by written notice to the Trustees within ninety (90) days thereof.

     The Trustees of the Company shall have the right to apply at any time to a court of competent jurisdiction for judicial settlement of any account of the Trustees not previously settled as herein provided or for the determination of any question of construction or for instructions. In any such action or proceeding it shall be necessary to join as parties only the Trustees and the Company (although the Trustees may also join such other parties as they may deem appropriate), and any judgment or decree entered therein shall be conclusive.

                                   ARTICLE VI

                Resignation, Removal and Replacement of Trustee
                -----------------------------------------------

     Section 6.01  The Trustees may resign at any time by delivering written
     ------------
notice thereof to the Company; provided, however that no such resignation shall take effect until the earlier of (i) sixty (60) days from the date of delivery of such notice to the Company, or (ii) the appointment of successor Trustees.

     Section 6.02  The Trustees may be removed at any time by the Company,
     ------------
pursuant to a resolution of the Board of Directors of the Company, upon sixty
(60) days' written notice to the Trustees, unless such notice period is waived in whole or in part by the Trustees, of (i) such removal, and (ii) the appointment of successor Trustees.

     Section 6.03  Upon the resignation or removal of the Trustees, successor
     ------------
Trustees shall be appointed by the Company. Such appointment shall take effect upon the delivery to the Trustees of (a) a written appointment of such successor Trustees, duly executed by the Company, and (b) a written acceptance by such successor Trustees, duly executed thereby. Any successor Trustees shall have all the rights, powers and duties granted the Trustees hereunder, except as may otherwise be agreed between the successor Trustees and the Company.

     Section 6.04  If, within sixty (60) days of the delivery of the Trustees'
     ------------
written notice of resignation, successor Trustees shall not have been appointed, the Trustees may apply to any court of competent jurisdiction for the appointment of successor Trustees.

     Section 6.05  Upon the resignation or removal of the Trustees and the
     ------------
appointment of successor Trustees, and after the acceptance and approval of their account, the Trustees shall transfer and deliver the Trust Fund to such successor.

                                  ARTICLE VII

                              Termination of Trust
                              --------------------

     Section 7.01  The Trust may be terminated at any time by the Trustees,
     ------------
pursuant to a resolution of the Board of Directors thereof, upon delivery to the Trustees of a written instrument of termination.

     Section 7.02  Upon the termination of the Trust, the Trustees shall, after
     ------------
the acceptance and approval of their account, distribute the Trust Fund as directed by the Company pursuant to Section 3.05 hereof, or in the absence of such direction, as directed by any court of competent jurisdiction. Upon completing such distribution, the Trustees shall be relieved and discharged. The powers of the Trustees shall continue so long as any part of the Trust Fund remains in his possession.

     Section 7.03  If the Trustees shall receive written notice from the Company
     ------------
that the Internal Revenue Service has issued a final ruling in writing to the effect that the initial determination by the Internal Revenue Service was that the Trust did not qualify under section 401 of the Code, the Trust shall, without further action, be revoked, and the Trustees shall distribute the remainder of the Trust Fund as directed by the Company pursuant to Section 7.02 hereof; provided, however, that if the Company made a contribution thereto conditioned on the initial qualification of the Trust under section 401 of the Code, the remainder of such contribution, after payment of the Trustees' proper expenses and compensation, may be refunded to the Company upon the written direction of the Company.

                                  ARTICLE VIII

                                   Amendment
                                   ---------

     Section 8.01  This Trust Agreement may be amended, in whole or in part, at
     ------------
any time and from time to time, by the Company, pursuant to a resolution of the Board of Directors thereof, by delivery to the Trustees of a written instrument, except that the duties and responsibilities of the Trustees shall not be increased without the Trustees' written consent; provided, however, that no such amendment shall divert any part of the Trust Fund to purposes other than the exclusive benefit of the participants in the Plan and their beneficiaries.

                                   ARTICLE IX

                                 Miscellaneous
                                 -------------

     Section 9.01  This Trust Agreement shall be construed and interpreted
     ------------
under, and the Trust hereby created shall be governed by, the laws of Rhode Island insofar as such laws do not contravene any applicable federal laws, rules or regulations.

     Section 9.02  The titles to the Articles in this Trust Agreement are
     ------------
included for convenience of reference only and are not to be used in interpreting this Trust Agreement.

     Section 9.03  Neither the gender nor the number (singular or plural) of any
     ------------
word shall be construed to exclude another gender or number when a different gender or number would be appropriate.

     Section 9.04  No right or interest of any participant in the Plan or his
     ------------
beneficiaries in the Trust Fund shall be transferable or assignable or shall be subject to alienation, anticipation or encumbrance, and no right or interest of any participant in the Plan or his beneficiaries in the Trust Fund shall be subject to any garnishment, attachment or execution.

     Section 9.05  This Trust Agreement may be executed in any number of
     ------------
counterparts, each of which shall be deemed to be an original, but all of which shall together constitute only one Trust Agreement.

     Section 9.06  Communications to the Trustees shall be sent to such address
     ------------
as the Trustees may specify in writing. No communication shall be binding upon the Trustees until it is received by the Trustees. Communications to the Company shall be sent to the Company's principal offices or to such other address as the Company may specify in writing.

     IN WITNESS WHEREOF, the parties hereto have executed this Trust agreement this 1st day of November, 1988.

                                 CORNUCOPIA NATURAL FOODS, INC.


                                 By: /s/ Norman A. Cloutier
                                    ----------------------------
                                   Its President


                                 /s/ Norman Cloutier
                                 -------------------------------
                                 Norman Cloutier, Trustee


                                 /s/ Steven Townsend
                                 -------------------------------
                                 Steven Townsend, Trustee



                                 /s/ Daniel Atwood
                                 -------------------------------
                                 Daniel Atwood, Trustee

                             1993 - 1ST AMENDMENT

                                      TO

                      THE CORNUCOPIA NATURAL FOODS, INC.

                        EMPLOYEE STOCK OWNERSHIP TRUST


     The Cornucopia Natural Foods, Inc. Employee Stock Ownership Trust is hereby amended as set forth below:

     1.   Section 3.07 is hereby deleted and replaced with the following new
Section 3.07.

     "Section 3.07 To the extent permitted by law, the Company shall indemnify
      ------------
     and save harmless the Trustees from and against any and all claims, losses, damages, expenses (including reasonable counsel fees) and liabilities (including reasonable amounts paid in settlement with the Company's approval) to which the Trustees may be subjected by reason of any act done or omitted to be done except where the same is finally adjudicated to be due to willful misconduct or gross neglect of the Trustees. This indemnification shall not be construed to limit any indemnification otherwise available to the Trustees."

     2. The last paragraph of Section 3.04 is hereby amended by substituting the word "Company" for the word "Bank" in each place where "Bank" appears in said paragraph.

     Adopted and approved this 15th day of November, 1993.

                                           CORNUCOPIA NATURAL FOODS,
                                           INC.


                                           By: /s/ Steven Townsend
                                              -----------------------
                                              Steven Townsend
                                              Its Vice President

                             1996 - 2ND AMENDMENT

                                      TO

                      THE CORNUCOPIA NATURAL FOODS, INC.

                        EMPLOYEE STOCK OWNERSHIP TRUST


     The Cornucopia Natural Foods, Inc. Employee Stock Ownership Trust is hereby amended as set forth below:

     1. The name of the Trust shall be "United Natural Foods, Inc. Employee Stock Ownership Trust", and throughout the Trust, the name "United Natural Foods, Inc." shall be substituted for each reference to "Cornucopia Natural Foods, Inc.".

     Adopted and approved this 25th day of July, 1996.


                                        CORNUCOPIA NATURAL FOODS,
                                        INC.


                                        By: /s/ Steven Townsend
                                            -------------------
                                            Steven Townsend
                                            Its Vice President

                                      -2-